UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2005

                          IR BIOSCIENCES HOLDINGS, INC.
                          -----------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

   DELAWARE                        033-05384                     13-3301899
   --------                        ---------                     ----------
   (STATE OF                    (COMMISSION FILE                (IRS EMPLOYER
INCORPORATION)                      NUMBER)                  IDENTIFICATION NO.)

                         4021 N. 75TH STREET, SUITE 201
                              SCOTTSDALE, AZ 85251
                              --------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (480) 922-3926
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         ------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On February 18, 2005, IR Biosciences Holdings, Inc. (the "Company") extended its tender offer from 9:00 am, Pacific Standard Time, February 22, 2005 to the new expiration date of 9:00 am, Pacific Standard Time, March 4, 2005. As previously disclosed in a Tender Offer Statement on Schedule TO initially filed with the Securities and Exchange Commission on January 24, 2005, the Company commenced an offer on January 24, 2005, to temporarily reduce the exercise price of certain warrants issued in October 2004 (the "Warrants") from $0.50 to $0.20 per share.

The Notice Letter to Warrant Holders informing holders of the extension of the offer is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

EXHIBIT
NUMBER                                   DESCRIPTION
--------          --------------------------------------------------------------
99.1              Notice Letter to Warrant Holders, dated February 18, 2005, informing holders of the extension of the offer.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   IR BIOSCIENCES HOLDINGS, INC.


Date: February 18, 2005                            BY:  /s/ Michael Wilhelm
                                                   ------------------------
                                                   Michael Wilhelm
                                                   President
                                                   (Duly Authorized Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                   DESCRIPTION
--------          --------------------------------------------------------------
99.1              Notice Letter to Warrant Holders, dated February 18, 2005, informing holders of the extension of the offer.